UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2016

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year Page 1

Signatures                       Page 2

Exhibit Index                 Page 3

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 16, 2016, amendments were made to the Company's Bylaws, as shown in Exhibit 3(ii) Amendments to Bylaws as part of this filing.

The following Exhibits are being furnished herewith:

3(ii) Amendments to Bylaws dated November 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD
---------------------
F. Stephen Ward
Executive Vice President & Chief Financial Officer
November 17, 2016

Exhibit Index
--------------

Exhibit Number Description of Exhibit

3(ii) Amendments to Bylaws dated November 16, 2016